Dated this ____________________ 2021

# WAREHOUSING AND DISTRIBUTION AGREEMENT

BETWEEN

AGAPE SUPERIOR LIVING SDN BHD
(Company No. 624388-V)

AND

CITY-LINK EXPRESS (M) SDN BHD
(Company No. 64844-A)

LHDNMLHDNMLHDN 00847 MALAYSIA RM10.00 12.01.2021 1101B00011 PEJABAT SETEM SHAH ALAM 0165F6100EY0

**THIS AGREEMENT** is made this day of 2021.

Between

**Agape Superior Living Sdn Bhd (Company No : 624388-V),** a company incorporated in Malaysia and having its place of business at Lot 1605-1606, 16th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur (hereinafter called "**AGAPE SUPERIOR LIVING SDN BHD**") of the one part;

AND

**City-Link Express (M) Sdn Bhd (Company No : 64844-A)**, a company incorporated in Malaysia and having its place of business at Wisma City-Link, No. 3A, Jalan Akitek U1/22, Seksyen U1, Hicom-Glenmarie Industrial Park, 40150 Shah Alam, Selangor Darul Ehsan (hereinafter referred to as "**CITY-LINK**") of the other part;

(**AGAPE SUPERIOR LIVING SDN BHD** and **CITY-LINK** shall collectively be referred to as the "Parties" and "Party" shall mean either one of them.)

**WHEREAS:-**

(A) AGAPE SUPERIOR LIVING SDN BHD is a licensed direct selling company.

(B) CITY-LINK is a company that inter-alia provides storage and warehousing facilities and transportation and distribution services of goods.

(C) AGAPE SUPERIOR LIVING SDN BHD is desirous of engaging CITY-LINK to provide distribution and warehousing services including rental of the said Warehouse, as set forth in Schedule A of this Agreement (hereinafter referred to as "the said Services"), for the Products AGAPE SUPERIOR LIVING SDN BHD, as set forth in Schedule B of this Agreement (hereinafter referred to as "the said Products). Subject to the mutual agreement between the Parties, such Schedule A and Schedule B may be amended in writing from time to time. For the purpose of this Agreement, CITY-LINK's warehouse is located at Dataran City-Link Express, 1, Jalan SP1, 42610 Jenjarom, Selangor (hereinafter referred to as "the said Warehouse").

**NOW, THEREFORE,** in consideration of the foregoing recitals, the agreements contained herein and attached hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows: -

1. **APPOINTMENT**

AGAPE SUPERIOR LIVING SDN BHD hereby appoints CITY-LINK for the provision of the said Services (hereinafter referred to as 'the Said Services") and CITY-LINK hereby agrees to accept such an appointment, subject to the terms and conditions of this Agreement.

2. **CHARGES**

2.1 CITY-LINK shall provide the said Services in accordance to the charges as set out in Schedule C of the Agreement (hereinafter referred to as "the Said Charges"). The charges

are fixed for the said Term of this Agreement.

2.2 AGAPE SUPERIOR LIVING SDN BHD shall pay the sum of Ringgit Malaysia Ten Thousand (RM10,000.00) only (the receipt whereof CITY-LINK hereby acknowledges) being the deposit for the rental of the said Warehouse.

3. **PAYMENT**

3.1 CITY-LINK shall invoice AGAPE SUPERIOR LIVING SDN BHD for the said Services rendered according to the charges stipulated in Schedule C. AGAPE SUPERIOR LIVING SDN BHD shall pay CITY-LINK the amount due upon receipt of original invoices from CITY-LINK, the date from which calculation of thirty (30) days is to commence (hereinafter referred to as "the Payment Date"), failing which AGAPE SUPERIOR LIVING SDN BHD shall pay CITY-LINK interest at the rate of 10% per annum calculated on a daily basis from the day after the Payment Date until the date of receipt by CITY-LINK of such sums outstanding. CITY LINK shall ensure the accuracies of all invoices with the necessary complete supporting documentations to AGAPE SUPERIOR LIVING SDN BHD and such invoices under disputes will be exempted of any interest.

3.2 In any event, the outstanding sum owing by AGAPE SUPERIOR LIVING SDN BHD to CITY-LINK at any one time shall not remain outstanding for a period of more than three (3) months. This is only applicable to warehouse and delivery charges which is stated in Schedule C.

3.3 CITY-LINK reserves the right to return and/or stop delivery of the said Products and/or refuse to honor and/or accept existing and/or fresh instruction orders placed by AGAPE SUPERIOR LIVING SDN BHD in the event that Clause 3.1 or 3.2 are not complied with.

4. **THE SAID PRODUCTS**

4.1 AGAPE SUPERIOR LIVING SDN BHD shall furnish to CITY-LINK the description, values and other particulars of all said Products for storage and shall be deemed to be bound by and to warrant the accuracy thereof. CITY-LINK shall not be liable under any circumstances for any loss, damage or expense arising from or in connection with any inaccuracy or omission in the marks, weights, numbers, brands, contents, quality or description of any of the said Products. AGAPE SUPERIOR LIVING SDN BHD shall ensure that the description of the said Products is in compliance with the Trade Description Act 2011.AGAPE SUPERIOR LIVING SDN BHD hereby undertakes to indemnify CITY-LINK against all losses, damages, expenses or fines arising from any inaccuracy or omission even if such inaccuracy or omission is not due to any negligence.

4.2 CITY-LINK will not accept or deal with any noxious, dangerous, hazardous or inflammable or explosive goods or any goods likely to cause damage. AGAPE SUPERIOR LIVING SDN BHD shall be liable for all loss or damage caused by any such said products delivered by AGAPE SUPERIOR LIVING SDN BHD to CITY-LINK. AGAPE SUPERIOR LIVING SDN BHD shall indemnify CITY-LINK against all penalties, claims, damages, costs or expenses arising in connection therewith and the said products may be destroyed or otherwise dealt with by

CITY-LINK or any other person in whose custody they may be at the relevant time with the permission of AGAPE SUPERIOR LIVING SDN BHD. The expression "goods likely to cause damage" includes any of the said products likely to harbour or encourage vermin or other pests.

4.3 CITY-LINK shall not, at any time, deliver money or currency, firearms, liquor, works of art, explosives, tobacco, perishable goods without a limited shelf life, other precious metals or stones, negotiable items or any other hazardous or combustible or any other property prohibited by applicable laws and regulations.

4.4 AGAPE SUPERIOR LIVING SDN BHD shall, before delivery of any goods, notify CITY-LINK in writing as to any of the said Products of such nature which require special care, giving accurate description hereof and stating precisely all precautions necessary including specific stacking instructions, if required. Failing such notification, CITY-LINK shall be under no liability in any event for the deterioration, loss, damage or destruction of such goods from any cause whatsoever. Upon receiving such notification (if any), from AGAPE SUPERIOR LIVING SDN BHD, CITY-LINK is obliged to take all precautionary measures, failing which, CITY-LINK shall be liable to reimburse the losses and damages incurred by AGAPE SUPERIOR LIVING SDN BHD at COST PRICE.

5. **DUTIES AND OBLIGATIONS OF CITY-LINK**

5.1 CITY-LINK shall at all times respond promptly and within twenty-four (24) hours to AGAPE SUPERIOR LIVING SDN BHD on the said Services and/or any queries as requested.

5.2 CITY-LINK shall perform the said Services and shall provide safe and adequate transportation, handling, storage and warehousing for the said Products strictly in accordance with and comply with AGAPE SUPERIOR LIVING SDN BHD instructions and directions on any matter concerning the said Services and said Products

5.3 CITY-LINK shall ensure proper provision and maintenance of equipment, apparatus and appliances at the said Warehouse necessary in the rendering of the said Services.

5.4 CITY-LINK shall provide sufficient manpower to perform the said Services in the said Warehouse as required by AGAPE SUPERIOR LIVING SDN BHD. CITY-LINK acknowledges that typically each business weekends can generate a high volume of transactions and this means additional longer working hours are required from CITY-LINK's employees. CITY-LINK shall ensure that such high-volume business activities are being well taken care of.

5.5 CITY-LINK shall maintain the said Warehouse premises with adequate facilities, including competent personnel, to enable it to perform its obligations including storing the said Products in good order, tidy and safe conditions and maintain punctuality in delivery at all times under the Agreement.

5.6 CITY-LINK shall carry out physical stock checks on a monthly basis as per AGAPE SUPERIOR LIVING SDN BHD month-end account closing and to provide AGAPE SUPERIOR LIVING SDN BHD the monthly report within three (3) working days from the date of physical stock checks. Inventory management will require efficient cycle counting. A joint

physical stock check will be conducted together with CITY-LINK and AGAPE SUPERIOR LIVING SDN BHD representatives on a quarterly basis and/or as required. All inventory movements/transactions shall be properly and timely authorized, performed, recorded and monitored.

5.7 CITY-LINK shall not mix the said Products with any other goods stored at the said Warehouse.

5.8 CITY-LINK shall use its best endeavours to handle and deliver goods throughout Malaysia to all AGAPE SUPERIOR LIVING SDN BHD customers. CITY-LINK shall ensure that the delivery order delivered by AGAPE SUPERIOR LIVING SDN BHD to the said Warehouse before 2.00 p.m. of any day shall be pick-packed and sent out by CITY-LINK on the same day and delivered to its destination within Peninsular Malaysia in forty-eight (48) hours, seventy-two (72) hours for East Malaysia And seven (7) 7 working days for Singapore.

5.9 CITY-LINK shall permit AGAPE SUPERIOR LIVING SDN BHD or its authorized employees to inspect its activities and premises relevant to the storage or packaging or supply of products provided always AGAPE SUPERIOR LIVING SDN BHD authorized employees produce to CITY-LINK satisfactory proof of authorization during such visits of inspection at any time during office hours.

5.10 CITY-LINK shall indemnify AGAPE SUPERIOR LIVING SDN BHD for any losses, damages or expenses arising from or in connection with CITY-LINK's breach of its duties and obligations under this Agreement or its negligence or willful misconduct

5.11 CITY-LINK shall distribute the said Products of AGAPE SUPERIOR LIVING SDN BHD within Malaysia and Singapore only in the following manner:

(a) The said Products shall remain in the same condition as the said Products were received;

(b) There shall not be any deface or alteration to the said Products or their packaging;

(c) There shall not be removal or modification of any label, instruction and trade mark in connection with the said Products or affixed to the said Products or their packaging; and;

(d) There shall not be any label or sign which is not previously approved in writing by AGAPE SUPERIOR LIVING SDN BHD.

5.12 AGAPE SUPERIOR LIVING SDN BHD and CITY-LINK shall have regular monthly alignment meetings to discuss and review distribution performance, issues and opportunities, with a view to improve the service, strengthening the communication between both Parties, early resolutions of issues and identifying areas for opportunities in growing the business in each area.

5.13 CITY-LINK shall ensure that its employees do not handle cash on behalf of AGAPE SUPERIOR LIVING SDN BHD.

5.14 CITY-LINK shall not change the location of the said Warehouse during the Term of this Agreement, unless there is a written consent from AGAPE SUPERIOR LIVING SDN BHD.

6. **DUTIES AND OBLIGATIONS OF AGAPE SUPERIOR LIVING SDN BHD**

6.1 AGAPE SUPERIOR LIVING SDN BHD agrees to provide product familiarization to CITY-LINK, including without limitation to, technical training in relation to the said Products and ongoing technical support. AGAPE SUPERIOR LIVING SDN BHD shall provide to CITY-LINK such hardware and software support and information as AGAPE SUPERIOR LIVING SDN BHD may reasonably require to enable CITY-LINK to carry out the said Services.

6.2 AGAPE SUPERIOR LIVING SDN BHD shall be responsible for and pay all flight, custom duties, taxes and all carriage inwards charges from the port, airport and branch/stockist centre to the said Warehouse only in relation to the said Products for the purpose of this Agreement.

6.3 AGAPE SUPERIOR LIVING SDN BHD shall undertake to maintain and obtain all necessary and sufficient insurance coverage of all said Products in hand for all risks. All insurance coverage shall include a waiver of subrogation against CITY-LINK for all risks arising as a result of handling the stocks in hand.

7. **CONFIDENTIAL INFORMATION**

7.1 In this Agreement, the term "confidential information" shall mean any scientific, technical, manufacturing, performance, sales, financial, commercial, contractual, marketing or other information, data, knowledge, techniques, know-how, trade secrets pertaining to AGAPE SUPERIOR LIVING SDN BHD including without limitation products, formulations, operational methods, distributor names and addresses and contact numbers and the business of AGAPE SUPERIOR LIVING SDN BHD.

7.2 Except as provided under Clause 7.3 and 7.4 herein below, CITY-LINK shall at all times during the continuance of this Agreement and after its termination:-

(a) Keep all confidential information which is disclosed to CITY-LINK by AGAPE SUPERIOR LIVING SDN BHD pursuant to or in connection with this Agreement confidential and accordingly not to disclose any confidential information to any other person; and

(b) Not use the confidential information for any purpose other than the Performance of the obligations under this Agreement.

7.3 Notwithstanding anything contained in Clause 7.2, any confidential information may be disclosed by CITY-LINK in any of the following circumstances: -

(a) The disclosure is required by law to any government or other authority regulatory body; provided, however, that CITY-LINK must immediately notify AGAPE SUPERIOR LIVING SDN BHD in writing of any such disclosure, so that

AGAPE SUPERIOR LIVING SDN BHD has a reasonable opportunity to seek a confidentiality or protective order with respect to the confidential information to be disclosed or otherwise legally contest or avoid such disclosure.

(b) The disclosure is to an officer or employee of CITY-LINK, to the extent he or she needs to know the confidential information;

(c) AGAPE SUPERIOR LIVING SDN BHD consents in writing to the disclosure.

7.4 Any confidential information may be used by CITY-LINK for any purpose, or disclosure by CITY-LINK to any other person, to the extent only that:-

(a) It is at the date hereof, or hereafter becomes, public knowledge through no fault of CITY-LINK. If proven otherwise, CITY-LINK to keep AGAPE SUPERIOR LIVING SDN BHD indemnified to the extent of the disclosure of the confidential information.

(b) It can be shown by CITY-LINK, to the reasonable satisfaction of AGAPE SUPERIOR LIVING SDN BHD, to have been known by CITY-LINK prior to it being disclosed by AGAPE SUPERIOR LIVING SDN BHD to CITY-LINK.

7.5 At the termination of this Agreement or when directed by AGAPE SUPERIOR LIVING SDN BHD, CITY-LINK shall return or disclose to AGAPE SUPERIOR LIVING SDN BHD all confidential information in the possession, control or power of CITY-LINK, including all copies of the confidential information.

8. **DURATION**

This Agreement shall become effective from 1st January 2021 to 31st December 2021 (hereinafter referred to as "the said Term") subject to the provision for termination provided herein below and upon the terms and conditions hereinafter contained. The Parties hereby agree that should this Agreement be renewed for a further term, then AGAPE SUPERIOR LIVING SDN BHD shall communicate in writing to City-Link two (2) months prior to the expiry of this Agreement of its intention whereupon the Parties shall thereafter renew this Agreement on mutually agreed terms and conditions.

9. **TERMINATION**

9.1 Either Party may terminate this Agreement upon giving to the other Party ninety (90) days' prior written notice of such desire, then, immediately upon the expiration of the notice given aforesaid this Agreement shall be terminated without prejudice to the rights and remedies of either Party against the other in respect of any antecedent claim or breach of any of the terms and conditions herein contained.

9.2 Either Party may terminate this Agreement with immediate effect by notice in writing to the other Party on or any time after the occurrence of any of the following events: -

(i) The other Party commits any breach of any of the provisions of this Agreement, and, in the case of a breach capable of remedy, fails to remedy the same within thirty (30) days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied.

(ii) An encumbrancer take possession or a receiver is appointed over any of the property or assets of that other Party.

(iii) That other Party makes any voluntary arrangement with its creditors or becomes subject to an administration order;

9.3 In the event of the termination under this Agreement or expiration of the Term of this Agreement, AGAPE SUPERIOR LIVING SDN BHD will pay to CITY-LINK all amounts due for said Services provided up to the date of termination, whereas CITY-LINK shall render all assistance for a smooth transition of the said Products to a new location from the said Warehouse and refund the deposit paid by AGAPE SUPERIOR LIVING SDN BHD pursuant to Clause 2.2 of this Agreement within thirty (30) days from the last day of the termination notice period or expiration of the Term of this Agreement.

10. **LIMITATION OF LIABILITY**

10.1 The liability of CITY-LINK for any losses or damages to the said Products in respect of the said Services shall be at Cost Price of the said Products of AGAPE SUPERIOR LIVING SDN BHD limited to RM200.00 per consignment note or whichever is lesser, except for damages or losses related to breach of Clause 5 herein. CITY-LINK shall not be liable, in any event, for any consequential or special damages or other indirect loss, howsoever arising, whether or not CITY-LINK had knowledge that such losses or damages might be incurred.

10.2 CITY-LINK will notify AGAPE SUPERIOR LIVING SDN BHD of such damages by e-mail, facsimile, phone, post within twenty four (24) hours from the occurance of such damages. CITY-LINK shall also render all reasonable assistance to AGAPE SUPERIOR LIVING SDN BHD in processing claims for shortages or damages which occurred prior to delivery to CITY-LINK. Claims for such damages must be submitted to CITY-LINK with full supporting documents within 30 days by hand or registered post to the address stated herein.

10.3 In addition, CITY-LINK shall not be liable for customs duties, sales tax and all other tax liabilities and levies imposed by the Customs Department or any other government authority and for which AGAPE SUPERIOR LIVING SDN BHD are required to pay or have paid.

10.4 CITY-LINK's responsibility and liability to perform the said Services in respect of the said Products shall be limited to the activities stated herein within the scope of said Services.

10.5 CITY-LINK shall not in any case be liable for:-

(a) indirect or consequential losses or damages; or

(b) losses or damages arising from:-
- ❖ concealed damage caused by insufficient or improper packing or addressing by consignors; or
- ❖ riots, civil commotion, strikes or restraint of labour from whatever cause, whether partial or general; or
- ❖ failure by the consignee to take delivery within a reasonable time; or
- ❖ Government/Authorities' intervention or orders.

## 11. ASSIGNMENT

Neither Party shall assign charge or otherwise deal with any of its right and obligation under this Agreement without obtaining the consent in writing of the other Party. The foregoing does not apply to mergers or acquisitions of either Party involving all or substantially all of a Party's stock or assets.

## 12. FORCE MAJEURE

12.1 If the performance of any obligation under this Agreement is prevented or impaired hereto due to fire, storm, flood, tempest, earthquake, theft, burglary, explosion, riot, civil commotion, strike, war, act of enemy, act of terrorists, act of God or other inevitable cause beyond the reasonable control of the defaulting party (hereinafter referred to as "Force Majeure"), such Party shall be excused from performance so long as such cause continues to prevent or impair the performance provided the party claiming such excuse shall hereto promptly notify the other Party of the existence of such cause and shall at all times use its best efforts to resume and complete the performance.

12.2 If the Force Majeure in question prevails for a continuous period in excess of six (6) months, the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable.

## 13. GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the Courts of Kuala Lumpur, Malaysia shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

## 14. ENTIRE AGREEMENT

The terms and provisions contained in this Agreement constitute the entire Agreement between the Parties and supersede all previous communications, representations, agreements or undertakings, whether oral or written or obtained, between the Parties

with respect to the subject matter hereof, and no agreement or understanding varying or extending this Agreement shall be binding upon either Party hereto unless in writing wherein this Agreement is specifically referred to, and signed by duly authorized officers or representatives of the respective Parties.

15. **NOTICES**

Any notice or request given under this Agreement shall be deemed to have been sufficiently given when to AGAPE SUPERIOR LIVING SDN BHD, it shall be addressed to:-

**AGAPE SUPERIOR LIVING SDN BHD**
Lot 1605-1606, 16th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

and when, if given to CITY-LINK, it shall be addressed to:-

**CITY-LINK (M) SDN BHD**
Wisma City-Link
No. 3A, Jalan Akitek U1/22
Seksyen U1, Hicom-Glenmarie Industrial Park
40150 Shah Alam
Selangor Darul Ehsan
[Attention: Mr. Yong Phie Loong]

Any notice or request hereunder shall be in writing and shall be deemed to have been duly given, if delivered by hand or courier or registered mail, to the address provided above (or changed in accordance with this clause) of the Party to whom it is addressed and shall be deemed to be given if :-

(a) Delivered by hand or courier, at the time of delivery
(b) On the fifth business day following mailing, if mailed by registered mail.

16. **NON-WAIVER**

Any waiver by either Party of a breach of any provision of this Agreement shall not be considered as a waiver of any subsequent breach of the same or any other provision thereof.

17. **SEVERABILITY**

If any provision of this Agreement is held by any court or other competent authority to be void or unenforceable in whole or part, this Agreement shall continue to be valid as the remainder of the affected provision and the other provisions thereof.

18. **NON-AGENCY**

Each Party shall conduct all of its business as an independent contractor, in its own name, and in such manner as it deems fit. Any employees, agents or representatives of each Party shall be the employees, agents or representatives solely of that Party and neither party nor any persons aforesaid shall be or act as employees, agent or representative of the other Party.

19. **SCHEDULES**

All schedules, appendices and exhibits to this Agreement are incorporated herein by this reference and made a part hereof.

**IN WITNESS WHEREOF,** the Parties hereto have caused this Agreement to be executed by their respective duly authorised representative as of the day and year first written above.

Signed for and on behalf of:
**AGAPE SUPERIOR LIVING SDN BHD (624388-V),**

..............................................

Name: Amar Kaur

Designation: Operations Manager

Company Stamp:

AGAPE SUPERIOR LIVING SDN BHD
(624388-V) (AJL 931478)
LOT 1605-1606, LEVEL 16, TOWER 2, FABER TOWERS,
JALAN DESA BAHAGIA, TAMAN DESA,
58100 KUALA LUMPUR.
TEL: 03-27325716 / 03-27325717

In the presence of:

..............................................

Name: Stephanie Ong Chwee Hueh

Designation Accounts manager

Signed for and on behalf of:
**CITY-LINK EXPRESS (M) SDN BHD (64844-A)**

..............................................

Name: Desmond Wong

Designation: General Manager

Company Stamp :

CITY-LINK EXPRESS (M) SDN BHD
WISMA CITY-LINK No. 3A, Jalan Akitek U1/22,
Seksyen U1, Hicom-Glenmarie Industrial Park,
40150 Shah Alam, Selangor Darul Ehsan, Malaysia.
General Line: 03-5565 8399
Pick-up Hotline: 03-55659999 Fax: 03-55691966

In the presence of:

..............................................

Name: Colin Tan

Designation: Sales Manager

**SCHEDULE A**
**(THE SAID SERVICES)**

| No. | Services |
|---|---|
| 1 | To inform Agape Superior Living Sdn Bhd Person In Charge on the arrival of the containers. |
| 2 | To ensure Agape Superior Living Sdn Bhd personnel is around to witness the opening of the seal. |
| 3 | To take photography of any discrepancies on the pallet of shipment. |
| 4 | To tally the shipment and to forward the file to Agape Superior Living Sdn Bhd |
| 5 | To receive the file from Agape Superior Living Sdn Bhd on pallet movement. |
| 6 | To ensure that the pallets are ready for collections or to forward to respective destination. |
| 7 | To periodically provide Agape Superior Living Sdn Bhd with inventory reports. |
| 8 | To provide the said Warehouse for rental to Agape Superior Living Sdn Bhd in a good and acceptable condition for the storage of the said Products |

**SCHEDULE B**
**(THE SAID PRODUCTS)**

1) ATP3 – Ionized Cal-Mag (114g)


Ionized Cal-Mag
ATP3

2) ATP5 – Betamaxx (150g)


ATP5

3) Trim + - 6g x 30 sachets per box


Trim

4) Energetique No. 1 (Face Mask) – Hydration


ÉNERGÉTIQUE
N°1
FRANCE

5) Energetique No. 2 (Face Mask) – Whitening


ÉNERGÉTIQUE
N°2

6) Energetique No. 3 (Face Mask) – Firming


ÉNERGÉTIQUE
N°3

7) Energetique Hyaluronic Acid Serum (16 x 2.0ML)


ENERGETIQUE
HYALURONIC ACID
SERUM
HYDRATION

8) Energetique Mousse Facial Cleanser (150ML)


ENERGETIQUE

**SCHEDULE C**
**(THE SAID CHARGES)**

**(A) Warehousing Charges (as provided in the letter dated 9th December 2020 from CITY-LINK to AGAPE SUPERIOR LIVING SDN BHD)**

CITY-LINK Express

Our Ref: CTL/[illegible]

9th December 2020

**AGAPE SUPERIOR LIVING SDN BHD**
Lot 1505-1506, 15th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

**Attention: Mr. Adam [illegible]**
**Tel No.: [illegible]**

**Re: WAREHOUSE RATE AT BANDAR SAUJANA PUTRA FOR 2500SQFT**

We wish to refer to the above and are pleased to submit our rates of charges as follows: -

| No. | Description | Charges |
|---|---|---|
| 1. | Warehousing – 2500sq ft<br><br>80pallets – Air conditioned<br>• Any additional pallets will be charged at RM [illegible] (Non Aircond) and RM [illegible] (Aircond)<br>(Minimum 2 months – Warehouse Deposit) | RM 7,500 per month |
| 2. | Movement of Pallets<br><br>Movement of pallets in & out of the warehouse | RM 15.00 per pallet |
| 3. | IT equipment, CCTV, WMS, Racking and Management Fee | RM 500 per month |
| 4. | Labelling Fees | RM 0.30 per item per label |
| 5. | Security Seal | RM 1.20 per pc |
| 6. | Breakbulk checking upon arrival / inspection per person<br>- Overtime RM 15/person<br>- Weekend and Public Holiday RM 30/person | RM 100 per head per day |
| 7. | Kitting Charges | Below 10 items – RM 1.50 per kit<br>10 to 15 items – RM 2.00 per kit |
| 8. | Packing Materials | Cost of Materials plus 30% |
| 9. | Stuffing/Unstuffing charges for goods received | 1 ton or 3-ton lorry – RM 180.00<br>20-footer – RM 250.00<br>40-footer – RM 350.00 |
| 10. | Transportation from warehouse to Office (vice versa)<br><br>(Maximum 40 km radius) | 1-ton lorry – RM 250.00 per trip<br>3-ton lorry – RM 330.00 per trip<br>5-ton lorry – RM 350.00 per trip |
| 11. | Wood Pallet or Plastic Pallet | Wood Pallet – RM 30.00/pcs<br>Plastic Pallet – RM [illegible]/pcs |

Pg. 1

CITY-LINK Express

**Note**
a) The above quotation is subjected to 6% SST.
b) The above quotation does not include insurance for burglary, flood and fire.
c) Courier charges will be applied after 30km radius delivery.
d) Contract for 1 year upon accepting this proposal.
e) Any termination is subject to negotiation.

Thank You.

Yours faithfully
City-Link Express (M) Sdn Bhd

[signature]

Colin Tan
Sales Manager

We acknowledge and agree to the rates quoted above.
Name: Amar Kaur
Designation: Operations Manager
Signature: [signature]
Date: 14/02/2020
Company Stamp: AGAPE SUPERIOR LIVING SDN [illegible]

Pg. 2

[signatures]

CITY-LINK Express

Our Ref: CTL/BDD/KUL/0912/154

9th December 2020

**AGAPE SUPERIOR LIVING SDN BHD**
Lot 1605-1606, 18th Floor,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.

**Attention: Mr. Adam Mark**
**Tel No.: 03-2732 5716**

**Re: WAREHOUSE RATE AT BANDAR SAUJANA PUTRA FOR 2500SQFT**

We wish to refer to the above and are pleased to submit our rates of charges as follows: -

| No. | Description | Charges |
|---|---|---|
| 1. | **Warehouse – 2500sq ft**<br><br>80pallets – Air conditioned<br>- Any additional pallets will be charged at RM 8.00 (Non Aircond) and RM 50.00 (Aircond)<br>(Minimum 2 months – Warehouse Deposit) | RM 7,500 per month |
| 2. | **Movement of Pallets**<br><br>Movement of pallets in & out of the warehouse | RM 10.00 per pallet |
| 3. | IT equipment, CCTV, WMS, Racking and Management Fee | RM 500 per month |
| 4. | Labelling Fees | RM 0.10 per item per label |
| 5. | Security Seal | RM 1.20 per pc |
| 6. | Breakbulk checking upon arrival / Inspection per person<br>- Overtime RM 15/person<br>- Weekend and Public Holiday RM 30/person | RM 100 per head per day |
| 7. | Kitting Charges | Below 10 items – RM 1.50 per kit<br>10 to 15 items – RM 2.00 per kit |
| 8. | Packing Materials | Cost of Materials plus 10% |
| 9. | Stuffing/Unstuffing charges for goods received | 1 ton or 3-ton lorry – RM 180.00<br>20-footer – RM 250.00<br>40-footer – RM 350.00 |
| 10. | Transportation from warehouse to Office (vice versa)<br><br>(Maximum 40 km radius) | 1-ton lorry – RM 250.00 per trip<br>3-ton lorry – RM 350.00 per trip<br>5-ton lory – RM 550.00 per trip |
| 11. | Wood Pallet or Plastic Pallet | Wood Pallet – RM 30.00/pcs<br>Plastic Pallet – RM 80.00/pcs |

**CITY-LINK** Express

<u>Note</u>:

a) The above quotation is subjected to 6% SST.
b) The above quotation does not include insurance for burglary, flood and fire.
c) Courier charges will be applied after 30km radius delivery
d) Contract for 1 year upon accepting this proposal.
e) Any termination is subject to negotiation.

Thank You.

Yours faithfully
City-Link Express (M) Sdn Bhd

**Colin Tan**
**Sales Manager**

We acknowledge and agree to the rates quoted above.

Name: Amar Kaur

Designation: Operations Manager

Signature:

Date: 14/02/2020

Company Stamp: AGAPE SUPERIOR LIVING SDN B
(624388-V) (AJL 931478)
LOT 1605-1606, LEVEL 16, TOWER 2, FABER TOWERS,
JALAN DESA BAHAGIA, TAMAN DESA,
58100 KUALA LUMPUR.
TEL: 03-27325716 / 03-27325717

**(B) Distribution Charges**

**DOMESTIC SERVICES – PARCEL ONLY**

**Inter-City**

a) Within Peninsular Malaysia

| Rates Offered | | |
|---|---|---|
| | First 10 Kg | Next 1 Kg or part thereof |
| All Zones | **RM 8.00** | **RM 0.80** |

Parcel-Inter-Region

a) Between Peninsular Malaysia and Sarawak

b) Between Peninsular Malaysia and Sabah

| Rates Offered | | |
|---|---|---|
| | First 1 Kg | Next 1 Kg or part thereof |
| All Zones | **RM 9.00** | **RM 8.00** |

Parcel-Singapore

a) Between Peninsular Malaysia to Singapore

| Rates Offered | | |
|---|---|---|
| | First 1 Kg | Next 500gm or part thereof |
| All Zones | **RM 25.00** | **RM 8.00** |

Note:

1. The above quotation is subjected to 6% SST.
2. The above rate is subjected to 18% of Security & Fuel Surcharge and 18% of Handling Charges.